                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 17, 1999
                                                -------------------------------


                              RACOM SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
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                (State or other jurisdiction  of incorporation)



                Delaware                                     84-1182875
-----------------------------------------          ----------------------------
      (State or other jurisdiction                          (IRS Employer
    of incorporation or organization)                      Identification No.)


             P. O. Box 3224
             Boulder, Colorado                                  80307
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      (Address of Principal Executive Offices)                (Zip Code)



                                 (303) 517-5569
             -------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

                   Item 1.  Changes in control of Registrant

     On June 8, 1999, the Company entered into a common stock purchase agreement (the "Agreement") with GEM Singapore Pte Ltd. ("GEM Singapore") and Turbo International Ltd. ("Turbo"), which provided for the sale of an aggregate of 17,000,000 shares of Common Stock to GEM Singapore and Turbo for a purchase price of $170,000. GEM Singapore and Turbo each contributed $85,000 of their own funds for the purchase price. The Agreement further provided that (i) four
(4) of the six (6) directors of the Company would resign, (ii) the size of the Board of Directors would be reduced to five (5) members, and (iii) three (3) nominees of GEM Singapore and Turbo would be appointed to the Board of Directors in order to complete the remaining terms of the resigning directors. The three
(3) replacement directors are Christopher F. Brown, Thomas Tuttle and Edward J. Tobin.

     Christopher F. Brown, age 36, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Brown is also the President of GEM North America Inc. Previously he was with Drexel Burnham Lambert as an associate, Smith Barney as an Investment Advisor from 1986 to 1988, and Shearson Lehman Brothers from 1988 to 1993. He subsequently founded and managed the Mergers and Acquisitions department at Drake Capital Securities, Inc. From September 12, 1996 to April 1999, Mr. Brown served as a director of D-Vine, Ltd.

     Edward Tobin, age 42, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Tobin is also Managing Director of GEM Ventures, Ltd. Prior to joining GEM, Mr. Tobin was Managing Director of Lincklaen Partners, a private
venture capital group.    From September 11, 1996 to April 1999, Mr. Tobin
served as Chairman of the Board of Directors and Chief Executive Officer of D-Vine, Ltd. Mr. Tobin received his M.B.A. from the Wharton School, and a Master of Science in Engineering and a Bachelor of Science in Economics from the University of Pennsylvania.

     Thomas Tuttle, age 32, became a director of the Company on June 11, 1999, to fill a vacancy created by the resignation of three of the directors of the Company. Mr. Tuttle is also a Managing Director of Global Emerging Markets North America, Inc. Prior to this he was the Indonesian county manager for Morgan Stanley where he was responsible for capital raising and advisory services in that market. From September 12, 1996 to April 1999, Mr. Tuttle served as a director of D-Vine, Ltd.

     The transactions contemplated by the Agreement were closed on June 17, 1999. The following table sets forth information concerning the holdings of Common Stock (i) by each person who, as of the close of business on June 17, 1999, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company's Common Stock, and (ii) by each director, and by all directors and executive officers as a group who hold Common Stock. All shares are owned beneficially and of record.



 NAME                                                  BENEFICIALLY OWNED /(1)/      PERCENT OF CLASS

  GEM Singapore Pte Ltd.                                8,500,000                     42.53%
  c/o Loughran & Co.
  38 Hertford Street
  London W1Y 7TG
  England

  Turbo International Ltd.                              8,500,000                     42.53%
  Shirley House
  50 Shirley Street
  P. O. Box N-7755
  Nassau, Bahamas

  Intag International Limited /(2)/                     1,264,178                      6.32%
  52 Phillip Street
  Sydney NSW Australia

  Ramtron International Corporation /(3)/               1,122,546                      5.6%
  1850 Ramtron Drive
  Colorado Springs, Colorado

  John A. Hinds /(4)/                                      32,593                        (6)
  61818 Red Meadow Court
  Bend, Oregon 97702

  Arthur B. Rancis/(5)/                                   133,333                        (6)
  P. O. Box 3224
  Boulder, Colorado 80307

  Christopher F. Brown                                         --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  Edward J. Tobin                                              --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  Thomas Tuttle                                                --                        (6)
  712 Fifth Avenue, 7th Floor
  New York, New York 10019

  All officers and directors as a group (5 persons)       165,926

  ---------------

  (1) Based on 19,987,230 shares issued and outstanding as at the close of business on June 17, 1999. Beneficial ownership as reported in the table has been determined in accordance with applicable federal regulations and includes (a) shares of the Company's Common Stock as to which a person possess sole or shared voting and/or investment power and (b) shares of the Company's Common Stock which may be acquired within sixty days upon the exercise of outstanding stock options and warrants.

  (2) Includes 71,504 Common Stock purchase warrants.

  (3) Includes 55,878 Common Stock purchase warrants.

  (4) Includes 2,223 shares and options to purchase 30,371 shares of Common
      Stock.

  (5) Includes options to purchase 133,333 shares of Common Stock.

  (6) Less than 1% of class.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     a. Not applicable.

     b. Not applicable.

     c. Exhibits

          10.1 Stock Purchase Agreement dated as of June 8, 1999 among Racom Systems, Inc., GEM Singapore Pte. Ltd. and Turbo International Ltd.

          10.2 Escrow Agreement dated as of June 8, 1999 among Racom Systems, Inc., Kaplan Gottbetter & Levenson, LLP, GEM Singapore Pte. Ltd. and Turbo International, Ltd.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RACOM SYSTEMS, INC.
                                    (Registrant)



Date: July 1, 1999                  By: /s/ Arthur B. Rancis
                                       ----------------------------------------
                                       Arthur B. Rancis
                                       (President)


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